UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   January 11, 2007

Optium Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33109	59-3684497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Horizon Drive, Suite 505
Chalfont, PA 18914
(Address of Principal Executive Offices) (Zip Code)

(215) 712-6200
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c)).

Item 2.02            Results of Operations and Financial Condition

Optium Corporation is providing certain quarterly GAAP and non-GAAP financial information for fiscal years 2005, 2006 and the first quarter of fiscal year 2007, as well as related disclosures.  Certain of the information will be referenced in the Company’s scheduled presentation at the Ninth Annual Needham & Co. Growth Conference on January 12, 2007 at 11:30 a.m. eastern time. A copy of the above mentioned information is attached as Exhibit 99.1.

Optium Corporation issued a press release announcing its scheduled presentation at the conference. A copy of the press release is attached as Exhibit 99.2.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01            Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description
99.1

Certain Quarterly GAAP and Non-GAAP Financial Information for Fiscal Years 2005, 2006 and the First Quarter of Fiscal Year 2007 of Optium Corporation, as well as related disclosures, dated January 11, 2007.

99.2	Press Release, dated December 29, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIUM CORPORATION

	By:	/s/ Christopher E. Brown
	Name:	Christopher E. Brown
	Title:	General Counsel, Vice President of Corporate Development and Secretary
Date: January 11, 2007

Exhibit Index

Exhibit No.	Description
99.1

Certain Quarterly GAAP and Non-GAAP Financial Information for Fiscal Years 2005, 2006 and the First Quarter of Fiscal Year 2007 of Optium Corporation, as well as related disclosures, dated January 11, 2007.

99.2	Press Release, dated December 29, 2006.